FORM OF COMMON STOCK CERTIFICATE

                                  EXHIBIT 4.1

          Number                                              Shares
        /---------/                                         /--------/

                          Davison Arts Management, Inc.
                   AUTHORIZED COMMON STOCK: 24,000,000 SHARES
                                PAR VALUE: $.001

THIS CERTIFIES THAT ____________________________________________ is the owner of
________________________________________________________________ full paid and non-assessable Shares of above Corporation transferable only on the books of the Corporation by the holder in hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

   In Witness Whereof, the said Corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation

Dated:

--------------------------                       -----------------------------
      Secretary-Treasurer                                          President

                          Davison Arts Management, Inc.

                                   CORPORATE
                                      SEAL
                                     NEVADA

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

  TEN COM - as tenants in common     unif gift min act-...Custodian......(Minor)
  TEN ENT - as tenants by the        under Uniform Gifts to Minors Act...(State)
            entireties
  JT TEN  - as joint tenants with right
            of survivorship and not as
            tenants in common

For value received, the undersigned hereby sells, assign and transfer unto

     (Please insert Social Security or Other Identifying Number of Assignee)

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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-----------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitutes and appoints
____________________________________________________________Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________
           In presence of
                                         --------------------------------------
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.